UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): April 20, 2006

SLM Student Loan Trust 2006-4

(Exact name of issuer as specified in its charter)

DELAWARE	333-132315-03	57-1176559
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of principal executive offices)

Registrant’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2006-4

Effective as of April 20, 2006, SLM Funding LLC (“SLM Funding”) and Chase Bank USA, National Association, not in its individual capacity but solely as trustee (the “Trustee”), executed and delivered the Trust Agreement dated as of March 9, 2006, as amended and restated as of April 20, 2006, pursuant to which the SLM Student Loan Trust 2006-4 (the “Trust”) was formed.

On April 12, 2006, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), and SLM Corporation, on the one hand, and Credit Suisse Securities (USA) LLC and Morgan Stanley & Company Incorporated acting on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”), on the other, executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

On April 20, 2006, SLM Funding, the Trustee and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of April 20, 2006.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of April 20, 2006, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim trustee for SLM Funding (the “SLM Funding Interim Trustee”) and ECFC; (b) the Purchase Agreement, dated as of April 20, 2006, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim trustee for VG Funding (the “VG Funding Interim Trustee”), SLM Funding and the SLM Funding Interim Trustee; (c) the Interim Trust Agreement, dated as of April 1, 2006, by and between SLM Funding and the SLM Funding Interim Trustee; (d) the Interim Trust Agreement, dated as of April 1, 2006, by and between VG Funding and the VG Funding Interim Trustee; (e) the Indenture, dated as of April 1, 2006, by and among the Trust, the Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of April 20, 2006, by and among the Trust, the Trustee, SLM Funding and the SLM Funding Interim Trustee; (g) the Administration Agreement, dated as of April 20, 2006, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; (h) the Servicing Agreement, dated as of April 20, 2006, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee and (i) the ISDA Master Agreements, the Schedules to the ISDA Master Agreements, the Credit Support Annexes to the Schedules to the ISDA Master Agreements, the Elections and Variables of the Credit Support Annexes, the Disclosure Agreements, the currency Swap Confirmations, each between the Trust and Credit Suisse International and BNP Paribas, and each dated April 20, 2006.

On April 20, 2006, the Trust issued $2,591,723,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase approximately $2,588,677,371.20 of student loans.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated April 12, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated April 12, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of April 20, 2006, by and among SLM Funding, the Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of April 1, 2006, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of April 1, 2006, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Indenture, dated as of April 1, 2006, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated April 20, 2006 with respect to due authorization, enforceability and legality of the Notes.

8.1	Opinion of Richards, Layton & Finger, P.A. dated April 20, 2006 with respect to tax matters.

99.1	Purchase Agreement, dated as of April 20, 2006, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of April 20, 2006, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding and the SLM Funding Interim Trustee.

99.3	Sale Agreement, dated as of April 20, 2006, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.4	Administration Agreement, dated as of April 20, 2006, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of April 20, 2006, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

99.6	ISDA Master Agreements, Schedules to the ISDA Master Agreements, Credit Support Annexes to the Schedules to the ISDA Master Agreements, Elections and Variables of the Credit Support Annexes, the currency Swap Confirmations, each dated April 20, 2006, between the Trust and Credit Suisse International and the Trust and BNP Paribas, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2006	SLM STUDENT LOAN TRUST 2006-4

By: SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated April 12, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated April 12, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of April 20, 2006, by and among SLM Funding, the Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of April 1, 2006, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of April 1, 2006, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Indenture, dated as of April 1, 2006, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated April 20, 2006 with respect to due authorization, enforceability and legality of the Notes.

8.1	Opinion of Richards, Layton & Finger, P.A. dated April 20, 2006 with respect to tax matters.

99.1	Purchase Agreement, dated as of April 20, 2006, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of April 20, 2006, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding and the SLM Funding Interim Trustee.

99.3	Sale Agreement, dated as of April 20, 2006, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.4	Administration Agreement, dated as of April 20, 2006, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of April 20, 2006, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

99.6	ISDA Master Agreements, Schedules to the ISDA Master Agreements, Credit Support Annexes to the Schedules to the ISDA Master Agreements, Elections and Variables of the Credit Support Annexes, the currency Swap Confirmations, each dated April 20, 2006, between the Trust and Credit Suisse International and the Trust and BNP Paribas, respectively.

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